UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: September 11, 2014

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Boca Raton, FL 33431 (Address of Principal Executive Offices) (561)-244-2532 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2014, Registrant executed a non-binding Amended Letter of Intent (the “Amended LOI”) with Haltain Developments Corp., a Canadian public company (“Haltain”), under which Registrant and SK3 Group, Inc., a Delaware corporation, will each sell all of their assets to a newly formed subsidiary of Haltain or its assignee in exchange for common stock of the new Haltain subsidiary and will assume certain outstanding liabilities of each of Registrant and SK3 to be listed in the final definitive acquisition agreement.  The new Haltain subsidiary will then make application to list its common shares on the Canadian Securities Exchange.  A copy of the Amended LOI is filed with this Current Report as Exhibit 99.  This transaction is subject to the approval of the Supreme Court of British Columbia, the British Columbia Registrar of Companies, and to shareholder approval.  This Amended LOI amends a previous letter of intent dated June 4, 2014 between Haltain and Registrant only under which the new Haltain subsidiary would merge with Registrant.

Under the Amended LOI, a definitive acquisition agreement was to be prepared and executed by October 15, 2014, based on the timing of court proceedings in Canada, and the acquisition was expected to be completed by October 31, 2014.  Registrant continues to work with Haltain to complete the definitive agreement and has agreed in principal to extend those dates to November 15, 2014 and November 30, 2014, respectively.

Item 1.02 Termination of a Material Definitive Agreement.

On April 4, 2014, Registrant entered into a definitive Agreement and Plan of Merger (the “Agreement”) among and between Registrant, SK3 Group, Inc. and AEGY-SK3 Acquisition Corp., a Colorado corporation formed for that purpose.  Prior to the entry into the Agreement, Registrant and SK3 Group, Inc. (“SK3”) had entered into an agreement under which Registrant was providing on-line billing and payment services to collectives managed by SK3.  SK3 Group, Inc. is a publicly traded, non-reporting Delaware corporation (OTC Pink SKTO). AEGY-SK3 Acquisition Corp. (“Acquisition Corp.”) is a newly formed Colorado corporation created as the merger entity into which Registrant and SK3 will merge, and which would be the surviving entity in the merger. The terms of the proposed merger and a copy of the Agreement were previously reported in a Form 8-K Current Report filed with the SEC on April 10, 2014.

Subsequent to the entry into the Agreement, the SEC temporarily suspended trading in the common stock of both Registrant and SK3 from June 6 to June 19, 2014 on the grounds, as set forth in the SEC press release, that “there is a lack of current and accurate information concerning the securities of [Registrant] because of questions concerning the accuracy and adequacy of publicly available information about the company”. Although the trading suspensions expired automatically on June 19, 2014 without further comment from the SEC or identification of any issues regarding “accuracy and adequacy of publicly available information”, the result of the trading suspension was to remove the listing of common shares of Registrant and of SK3 from the OTC Markets OTC Link (formerly “Pink Sheets”). A copy of the Order of Suspension of Trading is filed with this Current Report as Exhibit 99.1.

Due to the impending removal of trading from the OTC Link market due to the suspension of trading and to a perceived regulatory hostility to small, publicly-traded medical marijuana companies such as Registrant and SK3, Registrant determined that an acquisition transaction with a Canadian publicly traded company was in the best interests of the company and its shareholders, as a result of which the original letter of intent was executed on June 4, 2014 with Haltain.  Accordingly, Registrant and SK3 agreed to rescind their prior Agreement and Plan of Merger.

On June 4, 2014, Registrant executed a non-binding Letter of Intent (“LOI”) with Haltain, under which Registrant would sell all of Registrant’s assets to a newly formed subsidiary of Haltain.  Registrant determined that the Amended LOI (described in Item 1.01 above) was in the best interests of the company and its shareholders, and therefore the original LOI was allowed to expire without action.

Section 8 – Other Events

Item 8.01 Other Events.

Registrant has determined that there is no significant benefit from continuing as a reporting company under the Securities Exchange Act of 1934 as the common shares of the company are now only trading on the “grey market”, the company has less than150 shareholders of record, and the costs of continuing regulatory compliance are substantial.  Accordingly, Registrant has determined to file a Form 15 Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934.

Registrant has been informed by the SEC that a formal order of investigation regarding the Registrant has been opened.  No further details of the nature or scope of that investigation can or will be disclosed at this time.

As previously disclosed in Registrant’s Form 10-K filed on November 13, 2013, on May 1, 2013, iEquity Corp., a Florida corporation based in California, became the controlling shareholder of Registrant.  Henry Jan is the majority shareholder of iEquity Corp. and Mr. Jan, through iEquity Corp., exercises control over the operations of Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number

Description

99

Amended Letter of Intent dated September 11, 2014 between and among Alternative energy Partners, Inc., SK3 Group, Inc. and Haltain Developments Corp.

99.1

Order of Suspension of Trading dated June 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: October 31, 2014	By:	/s/ Mario Barrera
Mario Barrera
President